September 20, 2000

Brundage, Story and Rose Investment Trust
Supplement to Prospectuses Dated April 1, 2000

Bessemer Trust Company, N.A. ("Bessemer Trust") has entered into an agreement to acquire the business of Brundage, Story and Rose, LLC, a New York limited liability company (the "Acquisition"). After the Acquisition is completed, Brundage, Story and Rose, LLC (the "Adviser") will be a Delaware limited liability company operated as a subsidiary of Bessemer Trust. Brundage, Story and Rose, LLC provides investment advisory services for both series of the Brundage, Story and Rose Investment Trust (the "Trust"), the Brundage, Story and Rose Equity Fund and the Brundage, Story and Rose Short/Intermediate Term Fixed-Income Fund (individually a "Fund" or jointly the "Funds").

On September 13, 2000, the Board of Trustees of the Trust approved an interim advisory agreement with the Adviser to become effective upon the closing of the proposed Acquisition, which is expected to be on or about October 2, 2000. The interim advisory agreement will remain in effect for no more than 150 days or until Fund shareholders approve or disapprove the new advisory agreement. On September 13, 2000, the Board of Trustees also approved a new advisory agreement with the Adviser. If the new advisory agreement is approved by Fund shareholders, the Adviser, under the ownership of Bessemer Trust, will manage the Funds. Management has yet to schedule a shareholders' meeting in order to consider the new advisory agreement, but expects that any such meeting will be held in February 2001.

Bessemer Trust is a unique wealth management and trust company that has provided wealth management services to high-net-worth individuals and select institutions since 1907. The firm supervises assets in excess of $34.9 billion as at August 31, 2000, and provides a wide range of services including asset management, tax and estate planning, fiduciary counseling, family business planning, and targeted philanthropy. Headquartered in New York City, Bessemer Trust also services clients from offices in Palm Beach, Miami and Naples, Florida; San Francisco and Los Angeles, California; Washington, D.C.; Chicago, Illinois; Atlanta, Georgia; Woodbridge, New Jersey; London, England; and the Cayman Islands.

OPERATION OF THE FUNDS (page 17)

Reference to H. Dean Benner in the third paragraph is deleted and replaced with the following:

Effective October 2, 2000, Harold S. Woolley, an Executive Vice President with Bessemer Trust, is primarily responsible for managing the portfolio of the Fixed-Income Fund. Mr. Woolley has been employed by Bessemer Trust in various capacities since 1985, where he is in charge of fixed income investments.